SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  report  (Date  of  earliest  event  reported)  August  16,  2000
                                                         ------------------


                           CANARGO ENERGY CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                        0-9147                 91-0881481
 ----------------------------     ------------------------     ----------------
 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
       of incorporation)                                     Identification No.)



             1580, 727 - 7th Avenue SW, Calgary, Alberta             T2P 0Z5
            ---------------------------------------------          ----------
              (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code     403-777-1185
                                                            ---------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

The matters discussed in this Report include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas exploration, development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Registrant's reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Registrant's business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Registrant cannot give assurance that the results anticipated herein will be attained.


ITEM  5.     OTHER  EVENTS


On August 16, 2000, CanArgo Energy Corporation (the "Registrant") announced that its Registration Statement on Form S-3 relating to the offer and sale of 25,048,766 shares of its common stock by certain stockholders was declared effective by the U.S. Securities and Exchange Commission on August 15, 2000. Neither the Registrant nor its directors nor executive officers is selling shares in this offering, and will not receive any proceeds from the sale of the shares offered under this prospectus.

A copy of the prospectus may be obtained from CanArgo's office at 1580 Guinness House, 727 7th Avenue SW, Calgary, Alberta T2P 0Z5.

On August 18, 2000, the Registrant announced that it had closed a private placement of 12,000,000 shares at NOK 11.20 per share (approximately US$1.27 per share). Net proceeds from the placement were some NOK 127 million (approximately US$14.4 million). After completion of the private placement, the Registrant will have 72,388,212 common shares issued and outstanding.

Sundal Collier & Co ASA and Den norske Bank ASA, DnB Markets acted as placement agents for this transaction. The shares to be issued in connection with this placement were issued under Regulation S of the Securities Act of the United States and have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States or to U.S. persons (as defined in such Regulation) absent such registration or an applicable exemption from such registration. The Offering will prior to the listing of the Shares require a prospectus under the Oslo Stock Exchange Regulations, Chapter 18 (offering of more than 10% of the share capital). The Offering will not require a prospectus under the Norwegian Securities Trade Act of 1997, Chapter 5 as the Offer is in compliance with the exemptions from the obligation to prepare a prospectus in connection with offers made to professional investors (the securities are being issued in minimum lots of EURO 40,000 in terms of subscription price).

This private placement satisfies the second and final tranche of the Registrant's near term funding requirements. With sufficient capital on hand to pursue its current business strategy in the Republic Georgia, the Registrant does not anticipate raising additional equity funds for the foreseeable future.

         (c)     Exhibits

99(1)  Press  release  dated  August 16, 2000 relating to the Registrant's
       Registration Statement on Form S-3 being declared effective by the Securities & Exchange Commission
99(2) Press release dated August 18, 2000 relating to sale of 12,000,000 shares of Registrant's common stock


                                   SIGNATURES
                                   ----------


     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    CANARGO  ENERGY  CORPORATION


Date:    August 23,  2000                         By:     /s/Maria  Rees
                                                          --------------
                                                          Maria  Rees
                                                          Corporate  Secretary

                                 EXHIBIT INDEX


                                                                             FILED WITH
EXHIBIT                                                                         THIS
NUMBER    EXHIBIT                                                              REPORT
-------   ---------------------------------------------------------------    ----------

99(1)     Press  release  dated  August 16, 2000 relating to the
          Registrant's Registration Statement on Form S-3 being declared
          effective by the Securities & Exchange Commission                       X
99(2)     Press  release  dated  August  18, 2000 relating to sale of
          12,000,000 shares of Registrant's common stock                          X